As filed with the Securities and Exchange Commission on May 11, 2023

Registration Statement No. 333-269763

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 4 to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ROC Energy Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	6770	87-2488708
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

16400 Dallas Parkway

Dallas, TX 75248

(972) 392-6180

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Daniel Jeffrey Kimes

Chief Executive Officer

16400 Dallas Parkway

Dallas, TX 75248

(972) 392-6180

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Michael J. Blankenship	R. Wayne Prejean	William S. Anderson
Winston & Strawn LLP	Drilling Tools International Holdings, Inc.	Benjamin J. Martin
800 Capitol Street	3701 Briarpark Drive	Troy L. Harder
Suite 2400	Suite 150	Bracewell LLP
Houston, TX 77002	Houston, TX 77042	711 Louisiana Street
(713) 651-2678	(972) 392-6180	Suite 2300
Houston, TX 77002
(713) 223 2300

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective and on completion of the business combination described in the enclosed proxy statement/prospectus/consent solicitation statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until this Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

ROC Energy Acquisition Corp. is filing this Amendment No. 4 to its registration statement on Form S-4 (File No. 333-269763) (the ‘‘Registration Statement”) as an exhibits-only filing. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 21 of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN ROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

(a) Exhibits:

Exhibit
Number	Description
2.1**	Business Combination Agreement and Plan of Reorganization, dated as of February 13, 2023, by and among ROC Energy Acquisition Corp., Merger Sub and Drilling Tools International Holdings, Inc. (included as Annex A to the proxy statement/prospectus/consent solicitation statement included in this Registration Statement).

3.1 **	Amended and Restated Certificate of Incorporation of ROC Energy Acquisition Corp. (incorporated by reference to Exhibit 3.1 to ROC Energy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-41103) filed with the SEC on December 7, 2021).

3.2 **	Form of Amended and Restated Certificate of Incorporation of PubCo (included as Annex B to the proxy statement/prospectus/consent solicitation statement included in this Registration Statement).

3.3 **	Bylaws of ROC Energy Acquisition Corp. (incorporated by reference to Exhibit 3.3 to ROC Energy Acquisition Corp.’s Registration Statement on Form S-1 (File No. 333-260891) filed with the SEC on November 9, 2021).

3.4 **	Form of Bylaws of PubCo (incorporated by reference to Exhibit 3.4 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

4.1 **	Specimen Unit Certificate of ROC Energy Acquisition Corp. (incorporated by reference to Exhibit 4.1 to ROC Energy Acquisition Corp.’s Registration Statement on Form S-1/A (File No. 333-260891) filed with the SEC on November 15, 2021).

4.2 **	Specimen Common Stock Certificate of ROC Energy Acquisition Corp. (incorporated by reference to Exhibit 4.2 to ROC Energy Acquisition Corp.’s Registration Statement on Form S-1/A (File No. 333-260891) filed with the SEC on November 15, 2021).

4.3 **	Specimen Rights Certificate of ROC Energy Acquisition Corp. (incorporated by reference to Exhibit 4.3 to ROC Energy Acquisition Corp.’s Registration Statement on Form S-1/A (File No. 333-260891) filed with the SEC on November 15, 2021)

4.4 **	Rights Agreement, dated December 1, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent (incorporated by reference to Exhibit 4.1 to ROC Energy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-41103) filed with the SEC on December 7, 2021).

5.1**	Opinion of Winston & Strawn LLP with respect to the legality of the securities being registered (incorporated by reference to Exhibit 5.1 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

8.1	Opinion of Bracewell LLP regarding certain U.S. tax matters.

10.1 †	Form of 2023 Omnibus Incentive Plan (included as Annex C to the proxy statement/prospectus/ consent solicitation statement included in this Registration Statement).

10.2 **	Letter Agreement, dated December 1, 2021, by and among ROC Energy Acquisition Corp., its officers and directors and our Sponsor (incorporated by reference to Exhibit 10.1 to ROC Energy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-41103) filed with the SEC on December 7, 2021).

Exhibit
Number	Description
10.3 **	Investment Management Trust Agreement, dated December 1, 2021, by and between ROC Energy Acquisition Corp. and Continental Stock Transfer & Trust Company, as trustee (incorporated by reference to Exhibit 10.2 to ROC Energy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-41103) filed with the SEC on December 7, 2021).

10.4 **	Stock Escrow Agreement, dated December 1, 2021, by and between ROC Energy Acquisition Corp., the Sponsor and Continental Stock Transfer & Trust Company, as escrow agent (incorporated by reference to Exhibit 10.3 to ROC Energy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-41103) filed with the SEC on December 7, 2021).

10.5 **	Registration Rights Agreement, dated December 1, 2021, among ROC Energy Acquisition Corp., our Sponsor and certain other security holders named therein (incorporated by reference to Exhibit 10.4 to ROC Energy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-41103) filed with the SEC on December 7, 2021).

10.6 **	Securities Subscription Agreement, dated as of September 2, 2021 between the ROC Energy Acquisition Corp. and ROC Energy Holdings, LLC (incorporated by reference to Exhibit 10.5 to ROC Energy Acquisition Corp.’s Registration Statement on Form S-1 (File No. 333-260891) filed with the SEC on November 9, 2021).

10.7 **	Administrative Support Agreement, dated December 1, 2021, between ROC Energy Acquisition Corp. and Fifth Partners, LLC (incorporated by reference to Exhibit 10.5 to ROC Energy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-41103) filed with the SEC on December 7, 2021).

10.8 **	Private Placement Units Purchase Agreement, dated December 1, 2021, by and between the Company and the Sponsor (incorporated by reference to Exhibit 10.6 to ROC Energy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-41103) filed with the SEC on December 7, 2021).

10.9 **	Promissory Note, dated September 2, 2021, issued to our Sponsor (incorporated by reference to Exhibit 10.9 to ROC Energy Acquisition Corp.’s Registration Statement on Form S-1 (File No. 333- 260891) filed with the SEC on November 9, 2021).

10.10 **	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to ROC Energy Acquisition Corp.’s Registration Statement on Form S-1/A (File No. 333-260891) filed with the SEC on November 15, 2021).

10.11 **	Form of Director Nomination Agreement (incorporated by reference to Exhibit 10.11 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

10.12 **	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.12 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

10.13 **	Form of Subscription Agreement (incorporated by reference to Exhibit 8.1 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on April 24, 2023).

10.14 **	Fairness Opinion of Energy Capital Solutions LLC (incorporated by reference to Exhibit 10.14 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

10.15 **	Promissory Note, dated as of January 16, 2023, between FP SPAC 2, LLC and ROC Energy Acquisition Corp. (incorporated by reference to Exhibit 10.1 ROC Energy Acquisition Corp.’s Current Report on Form 8-K (File No. 001-41103) filed with the SEC on January 20, 2023).

Exhibit
Number	Description
10.16 **	Sponsor Support Agreement, dated as of February 13, 2023, between the Sponsor, ROC Energy Acquisition Corp. and Drilling Tools International Holdings, Inc. (incorporated by reference to Exhibit 10.16 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

10.17 **	Company Support Agreement, dated as of February 13, 2023, between the Sponsor, ROC Energy Acquisition Corp. and Drilling Tools International Holdings, Inc. (incorporated by reference to Exhibit 10.17 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

10.18 **	Amended and Restated Registration Rights Agreement, dated as of February 13, 2023, between the Sponsor, ROC Energy Acquisition Corp., EarlyBirdCapital, Inc. and the other parties thereto (incorporated by reference to Exhibit 10.18 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333- 269763) filed with the SEC on February 14, 2023).

21.1**	List of Subsidiaries (incorporated by reference to Exhibit 99.7 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on April 24, 2023).

23.1**	Consent of Weaver & Tidwell LLP (incorporated by reference to Exhibit 99.7 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on May 8, 2023).

23.2**	Consent of WithumSmith+Brown, PC (incorporated by reference to Exhibit 99.7 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on May 8, 2023).

23.3 **	Consent of Winston & Strawn L.L.P. (included in Exhibit 5.1).

23.4	Consent of Bracewell LLP (included in Exhibit 8.1)

24.1**	Power of Attorney (included on the Signature Page of this Registration Statement).

99.1 **	Consent of Curt Crofford to be named as a director (incorporated by reference to Exhibit 99.1 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

99.2 **	Consent of Jack Furst to be named as a director (incorporated by reference to Exhibit 99.2 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

99.3 **	Consent of Thomas O. Hicks to be named as a director (incorporated by reference to Exhibit 99.3 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

99.4 **	Consent of Eric Neuman to be named as a director (incorporated by reference to Exhibit 99.4 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

99.5 **	Consent of C. Richard Vermillion to be named as a director (incorporated by reference to Exhibit 99.5 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on February 14, 2023).

99.6 **	Consent of Energy Capital Solutions, LLC

99.7**	Form of Proxy Card for Stockholders’ Meeting (incorporated by reference to Exhibit 99.7 to ROC Energy Acquisition Corp.’s Proxy Statement / Prospectus / Consent Solicitation Statement on Form S-4 (File No. 333-269763) filed with the SEC on May 8, 2023).

107 **	Filing Fee Table.

** Previously filed by the Registrant as indicated.

†       Management Contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, Texas, on May 11, 2023.

ROC ENERGY ACQUISITION CORP.

By:	/s/ Daniel Jeffrey Kimes
Name: Daniel Jeffrey Kimes
Title: Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on May 11, 2023.

Signature	Title	Date

/s/ Daniel Jeffrey Kimes	Chief Executive Officer and Director	May 11, 2023
Daniel Jeffrey Kimes	(Principal Executive Officer)

/s/ Rosemarie Cicalese	Chief Financial Officer	May 11, 2023
Rosemarie Cicalese	(Principal Financial and Accounting Officer)

/s/ Joe Drysdale	Chairman of the Board	May 11, 2023
Joe Drysdale

/s/ Lee Canaan	Director	May 11, 2023
Lee Canaan

/s/ Joseph Colonnetta	Director	May 11, 2023
Joseph Colonnetta

/s/ Win Graham	Director	May 11, 2023
Win Graham

/s/ Brian Minnehan	Director	May 11, 2023
Brian Minnehan

/s/ Alberto Pontonio	Director	May 11, 2023
Alberto Pontonio